EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 29, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates and supersedes certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio manager for the EQ/Large Cap Growth PLUS Portfolio.

Information Regarding

EQ/Large Cap Growth PLUS Portfolio

The table in the section of the Prospectus entitled: “Who Manages the Portfolio – Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)” is deleted in its entirety and replaced with the following:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price Group, Inc. and Associate Portfolio Manager	January 2014

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